Southside and OmniAmerican Announce Shareholder Approval of Merger Proposals

TYLER and FORT WORTH, Texas, October 15, 2014 (GLOBE NEWSWIRE)-Southside Bancshares, Inc. (“Southside”) (Nasdaq: SBSI) announced that at its special meeting held yesterday, shareholders approved the issuance of shares of Southside common stock to stockholders of OmniAmerican Bancorp, Inc. (“OmniAmerican”) (Nasdaq: OABC) in connection with the proposed merger of Omega Merger Sub, Inc., a subsidiary of Southside, with and into OmniAmerican, with OmniAmerican as the surviving corporation, which we refer to as the first merger. Subsequent to the first merger, OmniAmerican will merge with and into Southside, with Southside as the surviving corporation.

OmniAmerican announced that at its special meeting also held yesterday, stockholders approved the first merger, and also approved, on an advisory basis, certain compensation that will or may become payable to OmniAmerican’s named executive officers in connection with the first merger.

The approvals by the shareholders of Southside and stockholders of OmniAmerican mark another milestone necessary for OmniAmerican to merge with and into Southside. The merger also has been unanimously approved by the boards of directors of both companies and is expected to close during the fourth quarter of 2014, after receipt of regulatory approvals and satisfaction of other customary closing conditions. The combined entity will operate under the names of Southside Bancshares, Inc. and Southside Bank.

“We are very pleased with this significant vote of confidence from the shareholders of Southside and the stockholders of OmniAmerican as the combined companies will create a well-capitalized, community-oriented bank with a major presence in East Texas, Central Texas and now Fort Worth,” said Sam Dawson, President and Chief Executive Officer of Southside Bank and Southside. “We look forward to perpetuating the outstanding customer service and unsurpassed community commitment that have sustained and distinguished both banks.”

Approximately 98.1% of Southside shareholders entitled to vote and present in person or by proxy at the Southside special meeting voted to approve the issuance of shares of Southside common stock, 74.3% of OmniAmerican stockholders entitled to vote at the OmniAmerican special meeting voted to approve the first merger and 92.7% of the votes cast by OmniAmerican stockholders at the OmniAmerican special meeting voted to approve the OmniAmerican compensation proposal.

“Both banks have well-aligned community banking philosophies, clean balance sheets, strong boards and seasoned management teams,” said Tim Carter, President and CEO of OmniAmerican Bank, who will become President of the North Texas Region for Southside upon completion of the merger. “As we combine to become the ninth-largest bank headquartered in Texas, by deposits, we look forward to enhancing the comprehensive financial solutions available to our commercial, mortgage and consumer customers in the Texas communities we serve.”

Upon completion of the first merger, OmniAmerican stockholders will receive 0.4459 of a share of Southside common stock plus $13.125 in cash for each outstanding share of OmniAmerican common stock held immediately prior to the first merger. Based on Southside's closing stock price of $33.17 on October 14, 2014, the per share value of consideration to OmniAmerican stockholders would be $27.92. The implied value OmniAmerican stockholders will receive in the first merger will change depending on the market price of Southside common stock.

Following the merger, the combined company will have approximately $5 billion in assets and will be the ninth-largest bank headquartered in Texas, by deposits.

About Southside Bancshares, Inc.

Southside Bancshares, Inc. is a bank holding company with approximately $3.5 billion in assets as of June 30, 2014, that owns 100 percent of Southside Bank. Southside Bank currently has 50 banking centers in Texas and operates a network of 49 ATMs.

To learn more about Southside Bancshares, Inc., please visit our investor relations website at www.southside.com/investor. Our investor relations site provides a detailed overview of our activities, financial information and historical stock price data. To receive e-mail notification of company news, events and stock activity, please register on the E-mail Notification portion of the website. Questions or comments may be directed to Lee Gibson at (903) 531-7221, or lee.gibson@southside.com.

About OmniAmerican Bancorp, Inc.

OmniAmerican Bancorp, Inc. is traded on the NASDAQ Global Select Market under the symbol “OABC” and is the holding company for OmniAmerican Bank, a full-service financial institution headquartered in Fort Worth, Texas. OmniAmerican Bank operates 14 full-service branches in the Dallas/Fort Worth Metroplex and offers a full array of consumer products and services as well as business/commercial services, mortgages and retirement planning. Founded almost 60 years ago, OmniAmerican Bank had approximately $1.38 billion in assets at June 30, 2014, and is proud to provide the highest level of personal service. Additional information is available at www.OmniAmerican.com.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this press release and in other written materials and oral statements issued by or on behalf of Southside or OmniAmerican may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions. Forward-looking statements are statements with respect to Southside’s or OmniAmerican’s beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause Southside’s or OmniAmerican’s actual results, respectively, to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed merger involving Southside and OmniAmerican, including future financial and operating results, Southside’s and OmniAmerican’s plans, objectives, expectations and intentions, the expected timing of completion of the merger and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the risk that a regulatory approval that may be required for the proposed mergers is not obtained or is obtained subject to conditions that are not anticipated; (ii) the risk that a condition to the closing of the mergers may not be satisfied; (iii) the timing to consummate the proposed merger; (iv) the risk that the businesses will not be integrated successfully; (v) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vi) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (vii) the diversion of management time on merger-related issues; and (viii) liquidity risk affecting Southside’s and OmniAmerican’s abilities to meet its obligations when they come due.

Additional information concerning Southside and OmniAmerican and their respective businesses, including additional factors that could materially affect their respective financial results, is included in each of Southside’s and OmniAmerican’s Annual Report on Form 10-K for the year ended December 31, 2013 under “Forward-Looking Information” and Item 1A. “Risk Factors,” and in Southside’s and OmniAmerican’s other filings with the Securities and Exchange Commission (“SEC”). Each of Southside and OmniAmerican disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

Additional Information About the Proposed Merger and Where to Find It

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger between Southside and OmniAmerican, on September 5, 2014, Southside filed with the SEC a joint proxy statement/prospectus of Southside and OmniAmerican which also constitutes a definitive prospectus for Southside. Southside and OmniAmerican delivered the definitive joint proxy statement/prospectus to their respective shareholders or stockholders on or about September 11, 2014. On September 16, 2014, each of Southside and OmniAmerican filed a Current Report on Form 8-K, which also constitutes additional definitive proxy statement materials for OmniAmerican and a definitive prospectus for Southside, that contained supplemental proxy statement materials. SOUTHSIDE AND OMNIAMERICAN URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders may obtain copies of all documents filed with the SEC regarding the merger, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from (i) Southside’s website (www.southside.com) under the tab “Investor Relations,” and then under the tab “Documents”; (ii) Southside upon written request to Corporate Secretary, P.O. Box 8444, Tyler, Texas 75711; (iii) OmniAmerican’s website (www.omniamerican.com) under the tab “Investor Relations,” and then under the tab “SEC Filings”; or (iv) OmniAmerican upon written request to Keishi High at 1320 South University Drive, Suite 900, Fort Worth, Texas 76107.